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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2002

SMALL TOWN RADIO, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-30805	84-1125214
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
12600 Deerfield Parkway, Suite 100, Alpharetta, Georgia		30004
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 678/762-3295

Worldwide Petromoly, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.

        On June 26, 2002, Small Town Radio, Inc. (the "Company"), acquired from Greenwood Communications Corp., a Georgia corporation (the "Seller"), substantially all of the assets (consisting primarily of broadcasting equipment and licenses issued by the Federal Communications Commission) used in the operation of radio station WDGR-AM 1210, based in Dahlonega, Georgia ("WDGR"). The Company previously operated WDGR, on behalf of the Seller, pursuant to a Local Programming and Marketing Agreement with Greenwood Communications, Corp. dated October 23, 2001 (the "LMA"). Under the LMA, WDGR broadcast in an "oldies" format, to Dahlonega and other growing towns of north Georgia, with broadcast coverage extending to the northern suburbs of Atlanta. The Company intends to use the acquired assets to operate WDGR in substantially the same manner as it was operated by the Company under the LMA prior to the acquisition.

        The acquisition was accomplished pursuant to a Warranty Bill of Sale and Assignment dated June 25, 2002 among the Seller, Ann B. Greenwood, the sole shareholder of the Seller, and the Company (the "WDGR Agreement"). A copy of the WDGR Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K. In addition, the Company entered into a Commercial Lease Agreement with the Seller, also dated June 25, 2002 (the "WDGR Lease"), under which the Company has agreed to lease the land on which the acquired assets are located for a period of three years, at an annual rent of $2,400. Under the WDGR Lease, the Company also has the option to buy these facilities at any time during the lease term at the appraised value of the real estate. A copy of the WDGR Lease is filed as Exhibit 10.1 to this Current Report on Form 8-K.

        As consideration for the acquisition of WDGR, the Company delivered to the Seller at Closing (as defined in the WDGR Agreement) the sum of $153,000 in cash. Additionally, the Company delivered $25,000 in cash and stock to Force Communications & Consultants, LLC, the Seller's broker. The purchase price and other terms of the WDGR Agreement and the WDGR Lease were determined through arms-length negotiations. There are no material relationships between the Company and the Seller or any of their respective affiliates, directors or officers.

        The Company paid the cash portion of the purchase price for WDGR with a portion of the proceeds from the sale by the Company to Wayne Shortridge, an individual private investor, of its Secured Note due 2004, dated June 17, 2002, in the original principal amount of $216,000 (the "Shortridge Note"). The Shortridge Note bears interest at the rate at twelve percent (12%) per annum, payable quarterly in arrears beginning September 30, 2002, and is due and payable in full on June 30, 2004. A copy of the Shortridge Note is filed as Exhibit 4.1 to this Current Report on Form 8-K. The offer and sale of the Note was completed pursuant to a Note Purchase Agreement dated as of June 17, 2002 between the Company and Mr. Shortridge (the "Shortridge Agreement"). A copy of the Shortridge Agreement is filed as Exhibit 4.2 to this Current Report on Form 8-K. The obligations of the Company under the Note are secured by a first-priority security interest in the assets acquired by the Company under the WDGR Agreement, which has been granted by the Company pursuant to a Security Agreement dated as of June 17, 2002 between the Company and Mr. Shortridge (the "Security Agreement"). A copy of the Security Agreement is filed as Exhibit 4.3 to this Current Report on Form 8-K.

        As consideration for Mr. Shortridge's agreement to purchase the Shortridge Note, the Company issued Mr. Shortridge a Warrant to Purchase Common Stock dated June 17, 2002 (the "Shortridge Warrant"), entitling Mr. Shortridge to purchase from the Company up to 58,247 shares of the Company's common stock, par value $.001 (the "Common Stock"), at an exercise price equal to $2.82 per share of Common Stock. The exercise price is equal to 125% of the average of the closing bids for the Common Stock on the 10 trading days prior to June 17, 2002, as reported by the OTC-BB. The number of shares of Common Stock issuable upon exercise of the Shortridge Warrant will be adjusted upon the occurrence of certain events, including stock splits or dividends or certain issuances of

Common Stock, or securities convertible into Common Stock, at a price per share lower than the exercise price in effect on the date of the issuance. A copy of the Shortridge Warrant is filed as Exhibit 4.4 to this Current Report on Form 8-K.

Item 5. Other Events.

        1. On June 26, 2002, the Company terminated the previously executed Purchase and Sale Agreement dated August 26, 2001 between the Company and Merchants Broadcasting, Inc., a Georgia corporation ("Merchants"), pursuant to which the Company had agreed to purchase from Merchants, and Merchants had agreed to sell, radio stations WBBK-AM and -FM, both licensed to Blakely, Georgia, and radio stations WGMK-FM and WSEM-AM licensed to Donalsonville, Georgia. Upon final due diligence, it was determined that there had been a material adverse change in Merchant's operating results, resulting in the Company and Merchants being unable to reach final terms acceptable to the Company.

        2. The Company issued a press release dated June 26, 2002 announcing the acquisition of WDGR. A copy of that news release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired.

        As provided in Item 7(a)(4) of Form 8-K, the requisite financial statements relating to the acquired assets described in Item 2 above shall be filed no later than 60 days after the date this report is required to be filed. The Registrant undertakes to file such required pro forma financial information by means of an amendment to this Current Report on Form 8-K as soon as practicable, but no later than September 30, 2002.

(b) Pro Forma Financial Information.

        As provided in Item 7(b)(2) of Form 8-K, the requisite pro forma financial information shall be filed no later than 60 days after the date this report is required to be filed. The Registrant undertakes to file such required pro forma financial information by means of an amendment to this Current Report on Form 8-K as soon as practicable, but no later than September 30, 2002.

(c) Exhibits.

        Exhibits required by Item 601 of Regulation S-B are incorporated herein by reference and are listed on the attached Exhibit Index, which begins on page X-1 of this Current Report on Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMALL TOWN RADIO, INC.
Dated: July 1, 2002	By:	/s/ DANIEL W. HOLLIS Daniel W. Hollis Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Warranty Bill of Sale and Assignment dated June 25, 2002 among Greenwood Communications Corp., Ann B. Greenwood and the Company.
4.1	$216,000 Secured Note of the Company, dated June 17, 2002, issued to Wayne Shortridge.
4.2*	Note Purchase Agreement dated as of June 17, 2002 between the Company and Wayne Shortridge.
4.3*	Security Agreement dated as of June 17, 2002 between the Company and Wayne Shortridge.
4.4	Warrant to Purchase Common Stock of the Company, dated June 17, 2002, issued to Wayne Shortridge.
10.1*	Commercial Lease Agreement dated June 25, 2002 between Greenwood Communications Corp. and the Company.
99.1	Press Release of the Company dated June 26, 2002.

*
The Company agrees by this filing to supplementally furnish to the Commission, upon request, a copy of the exhibits and/or schedules to any of these agreements.

X-1

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  Item 2. Acquisition or Disposition of Assets.
  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX